Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-B

KEY PERFORMANCE FACTORS
January 31, 2000



        Expected B Maturity                         06/15/00


        Blended Coupon                               5.9800%


        Excess Protection Level
          3 Month Average   5.28%
          January, 2000   5.43%
          December, 1999   4.56%
          November, 1999   5.85%


        Cash Yield                                  17.74%


        Investor Charge Offs                         4.73%


        Base Rate                                    7.58%


        Over 30 Day Delinquency                      5.03%


        Seller's Interest                            9.78%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $49,077,414,912.07


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,800,914,393.58